UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of the earliest event reported): December 5, 2007

VERI-TEK INTERNATIONAL, CORP.

(Exact Name of Registrant as Specified in Charter)

Michigan	001-32401	42-1628978
(State or Other Jurisdiction of Incorporation )	(Commission File Number)	(IRS Employer Identification No.)

7402 W. 100th Place, Bridgeview, Illinois 60455

(Address of Principal Executive Offices) (Zip Code)

(708) 430-7500

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of December 5, 2007, the Board of Directors of Veri-Tek International, Corp. (the “Company”) appointed Stephen Tober and Stephen Light to serve as directors until the next annual meeting of the shareholders of the Company and until their successors are duly elected and qualified. Mr. Tober was appointed to serve as a member of the Audit Committee and the Compensation Committee. Mr. Light was appointed to serve as a member of the Audit Committee and the Committee on Directors and Board Governance.

Mr. Tober and Mr. Light will each receive annual director’s fees of $25,000 in return for their services as members of the Board of Directors. In addition, both Mr. Tober and Mr. Light will be eligible to participate in the Company’s Amended and Restated 2004 Equity Incentive Plan.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective as of December 5, 2007, the Company’s Board of Directors approved Amendment No. 1 to the Amended and Restated Bylaws of the Company (“Amendment No. 1”). Amendment No. 1 increases the maximum number of directors on the Company’s Board of Directors from five (5) to six (6) and allows the number of directors to be increased or decreased from time to time by resolution of the Board of Directors so long as no decrease has the effect of shortening the term of any incumbent director.

The description set forth above is qualified in its entirety by Amendment No. 1, a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 7.01.	Regulation FD Disclosure.

On December 6, 2007, the Company announced that, effective as of December 5, 2007, Stephen Tober and Stephen Light were appointed to serve as members of the Company’s Board of Directors. The full text of the press release issued in connection with this announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by this reference.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

See the Exhibit Index set forth below for a list of exhibits included with this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

VERI-TEK INTERNATIONAL, CORP.

By:	/s/ David H. Gransee
Name:	David H. Gransee
Title:	Vice President and Chief Financial Officer

Date: December 6, 2007

EXHIBIT INDEX

Exhibit Number	Description
3.1	Amendment No. 1 to Amended and Restated Bylaws of Veri-Tek International, Corp.

99.1	Press Release of Veri-Tek International, Corp. dated December 6, 2007.